SASCO 2005-S2
Credit Risk Manager Report
November 2005
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Clayton Fixed Income Services by third parties and therefore Clayton cannot, and does not, warrant that the information contained in this Report is accurate or complete.
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents

Section One       Executive Summary
Section Two       Loan-Level Report
Section Three     Prepayment Premium Analysis
Section Four 	  Loss Analysis
Section Five      Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Executive Summary November 2005
Transaction Summary
Closing Date: 	 	      04/29/2005
Depositor:    	 	      Structured Asset Securities Corporation
Trustee(s):   	 	      U. S. Bank
Master Servicer: 	      Aurora Loan Services Master Servicing
Servicer(s): 	 	      Aurora Loan Services, Chase Home Finance,
			      GMAC Mortgage, Wells Fargo / ASC
Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	10/31/2005(2)	10/31/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$401,050,322 	$308,207,339	76.85%

Loan Count 		7,962		6,292		79.03%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Collateral Statistics

					Loan Count 	Summed Balances

First Payment Default			8		$354,350
Early Payment Defaults*			33		$1,943,788
Multiple Loans to One Borrower  	307		$9,062,823

*A default that occurs on the second or third scheduled payment.


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Prepayments

Remittance	Beginning Collateral	Total 			Percentage of
Date		Balance			Prepayments		Prepayment

11/25/2005	$311,315,943		$15,056,803		4.84
10/25/2005   	$326,289,465		$14,786,710		4.53
9/25/2005 	$342,828,937		$16,346,404		4.77

Prepayment Premium Analysis

Prepayment Premium Issues
In the 11/25/2005 remittance, 60 loans with active prepayment premium flags were paid off. The servicer remitted premiums for all 60 of these loans, totaling $128,643. Premiums were also remitted for 12 loans that did not have active flags, totaling $19,787. Additionally, one prepayment premium was not collected because of acceleration of debt. The total amount remitted to the P class was $148,430. Please refer to the Prepayment Premium Analysis section of this report for more details.

Loss Analysis

High Loss Amounts and/or High Loss Severities

During the 11/25/2005 distribution cycle, this security experienced two realized losses totaling a net loss amount of $62,007. Both losses were the result of short payoffs. These two losses did not meet the 115 percent loss severity criteria to be included in the High Losses report.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Two

Loan-Level Report

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
 Valuation: Represents what is believed to be the most accurate known value of a property based on Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
 Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
 Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
 Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:
C: The contractually due payment arrived on time.
3: The contractually due payment had not arrived within thirty days.
6: The contractually due payment had not arrived within sixty days.
9: The contractually due payment had not arrived within ninety days.
F: The property is in the process of foreclosure.
R: The property is real estate owned (REO).
0: The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1/1/2007 6322628 $67,200
99.75%
$12,600
$12,600
BPO
4/28/2005
369FF99
Monitor - BK
$84,000
$80,000
$12,600
100.00%
15.00%
15.75%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
12/7/2005 We are still awaiting a response from the servicer.
property declined in value by $4,000. According to Clayton's equity analysis there is insufficient equity to initiate foreclosure. Clayton asked the servicer to 11/11/2005 The foreclosure process was placed on hold because the borrower filed for Chapter 11 bankruptcy on 8/31/2005. The latest valuation, dated 4/28/2005, shows this charge off this loan.
This loan is a first payment default, the servicer initiated foreclosure on 7/20/2005. There appears to be marginal equity to pursue. 9/8/2005
This loan has been added to the Watchlist because it is a first payment default. 6/8/2005
1/1/2007 6322629 $196,000
150.16%
$36,750
$36,750
BPO
4/28/2005
36FFF99
Monitor - BK
$245,000
$155,000
$36,750
100.00%
15.00%
23.70%
3/1/2005
2/1/2005
NE
731
Default Reason: (Unknown)
12/7/2005 We are awaiting a response from the servicer to our inquiry to charge off this loan.
petition payments or charge off. Clayton also asked the servicer to charge off this loan if the bankruptcy was confirmed and no post petition payments are being 11/11/2005 Based on our inquiry the servicer stopped foreclosure. The borrower entered Chapter 11 bankruptcy on 8/31/2005. Clayton will monitor this loan for post made.
Based on our inquiry, the servicer indicated that this loan is in foreclosure by mistake, and is researching this issue. 9/8/2005
8/4/2005 The property value according to a BPO dated 4/28/2005 is $155,000, and the senior lien balance is listed at $196,000. We have asked the servicer why it is pursuing foreclosure since these values indicate negative equity.
According to the most recent BPO, dated 4/28/2005, this property has declined in value by 32.9 percent since origination. This loan is a first payment default. 7/5/2005
This loan has been added to the Watchlist because it is in first payment default. 6/8/2005
10/1/2006 6324587 $231,200
128.44%
$57,800
$57,800
BPO
4/30/2005
3699999
Monitor
$289,000
$225,000
$57,800
100.00%
20.00%
25.68%
3/1/2005
2/1/2005
timeline, Clayton asked the servicer to charge off this loan.
MN
723
Default Reason: (Unknown)
11/11/2005 This loan is located in Minnesota which has a foreclosure and redemption timeline of nine months. Considering the value decline and a lengthy foreclosure
10/7/2005 This loan was added to the Watchlist because it is a first payment default and decreased in value by 22 percent since origination.
This loan was added to the Watchlist because it is a first payment default. 6/8/2005
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6324947 2/1/2005
3/1/2005
CA
627
Default Reason: (Unknown)
11/11/2005 Clayton is currently awaiting a response from the servicer.
10/7/2005 The servicer initiated foreclosure on 7/20/2005. This property declined in value by 39 percent since origination. The senior lien balance is $650,000 and the property value is $500,000, according to the most recent BPO dated 6/7/2005. We asked the servicer why it is foreclosing on a property with negative equity.
Valuation Method
BPO
6/7/2005
Orig.
Current Value
$825,000
$500,000
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Orig Amount OLTV
CLTV Current Bal
$150,000
$149,875
18.18%
29.97%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$650,000
159.97%
Est. (Gain)/Loss
Est. Severity
$149,875
99.91%
Delinquency
Status
6/1/2006 C36FFFF
Monitor
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6/1/2006 6320763 $92,950
126.90%
$20,000
$19,991
BPO
6/8/2005
C369999
Monitor
$125,500
$89,000
$19,991
99.95%
15.93%
22.46%
3/1/2005
3/1/2005
UT
708
Default Reason: (Unknown)
12/7/2005 Based on a value decline of 29 percent and a delinquency of over 180 days, Clayton asked the servicer to charge off this loan.
8/1/2006 6320861 $264,000
101.56%
$66,000
$66,000
BPO
9/28/2005
6999999
Monitor
$330,000
$324,900
$66,000
100.00%
20.00%
20.31%
2/1/2005
1/1/2005
MN
720
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
10/7/2005 This loan was added to the Watchlist because it is a first-payment default. A notice of intent was sent on 4/28/2005. This loan appears to have been 60 days
6/8/2005 We have inquired about this violating the deals representations and warranties.
delinquent as of the security cut-off date. We have inquired with the master servicer about this violating the representations and warranties of this security.
This loan was added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off date.
MI 2/1/2005 BPO $500,000 20.00% $100,000 $100,000 $399,900 8/1/2006 6999999
6320923
121.92% $100,000 9/28/2005 Monitor $410,000 100.00% 24.39% 1/1/2005 682
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/14/2005 Considering the low equity position for this loan, Clayton asked the servicer to charge off this loan.
bankruptcy on 4/11/2005. This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired with the master servicer about this 10/7/2005 This loan was added to the Watchlist because it is a first-payment default. There is little equity to pursue for this loan, and the borrower filed for Chapter 7 violating the deals representations and warranties.
This loan appears to have very little equity to pursue. 9/8/2005
6/8/2005 This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
8/1/2006 6321323 $206,550
121.49%
$36,450
$36,434
BPO
9/28/2005
6999999
Monitor
$243,000
$200,000
$36,434
99.95%
15.00%
18.21%
1/1/2005
1/1/2005
NJ
716
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/11/2005 This loan is located in New Jersey which has a foreclosure and redemption timeline of 10 months. Considering the value decline and a lengthy foreclosure
10/7/2005 This loan was added to the Watchlist because it is an early-payment default. The property securing this loan has declined in value by 25 percent since origination.
timeline, Clayton asked the servicer to charge off this loan.
We will monitor for charge off because of the negative equity position.
The senior lien balance is greater than the most recent BPO, we will monitor for charge off. 9/8/2005
This loan has declined in value by 25 percent since origination. 7/5/2005
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
2/1/2006 6321646 $133,600
98.81%
$33,400
$33,400
BPO
10/18/2005
3699999
Monitor - BK
$167,000
$169,000
$32,446
97.14%
20.00%
19.76%
3/1/2005
2/1/2005
TX
603
bankruptcy to be dismissed/discharged since there appears to be equity available.
Default Reason: (Unknown)
11/11/2005 The borrower is still in Chapter 13 bankruptcy according to the data provided to Clayton by the servicer. We will continue to monitor this loan for the
9/8/2005 The borrower has filed for Chapter 13 bankruptcy.
This loan was added to the Watchlist because it is a first payment default. 6/8/2005
6/1/2006 6321701 $54,328
158.14%
$20,000
$20,000
BPO
9/29/2005
6999999
Monitor
$74,328
$47,000
$20,000
100.00%
26.90%
42.55%
2/1/2005
1/1/2005
LA
663
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
decrease and over 240 days delinquent. Clayton asked the servicer to charge off this loan as there appears to be insufficient equity. 11/11/2005 This loan is located in Louisiana which has a foreclosure and redemption timeline of six months. This loan is also in a FEMA declared disaster area with a value 10/7/2005 This loan was added to the Watchlist because it is a first payment default. A notice of intent was sent on 4/18/2005. There appears to be little equity to pursue.
6/8/2005 This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
4/1/2006 6321708 $213,600
172.22%
$53,400
$53,341
BPO
7/6/2005
CC36999
Monitor
$267,000
$155,000
$53,341
99.89%
20.00%
34.41%
3/1/2005
4/1/2005
TX
673
Default Reason: (Unknown)
11/14/2005 This loan was added to the Watchlist because it is in a FEMA declared disaster area, with a value decrease, and is over 150 days delinquent.
8/1/2006 6321713 $124,000
77.81%
$20,000
$19,951
BPO
6/8/2005
C369999
Monitor
$160,000
$185,000
$0
0.00%
12.50%
10.78%
3/1/2005
3/1/2005
extensive flood damage. Clayton asked the servicer to perform an updated valuation.
LA
632
Default Reason: (Unknown)
12/7/2005 This property increased in value according to the latest valuation, performed before Hurricane Katrina. However, it is located in an area of New Orleans with
11/14/2005 This loan was added to the Watchlist because it is in a FEMA declared disaster area and over 180 days delinquent.
2/1/2006 6321764 $370,400
120.24%
$92,600
$92,549
BPO
10/19/2005
3699999
Monitor
$463,000
$385,000
$92,549
99.94%
20.00%
24.03%
2/1/2005
2/1/2005
TX
730
Default Reason: (Unknown)
12/7/2005 Based on a value decline of 17 percent and a delinquency status of over 210 days, Clayton asked the servicer to charge off this loan.
2/1/2006 6321778 $134,400
100.58%
$33,600
$33,582
BPO
9/28/2005
6699999
Monitor
$168,000
$167,000
$33,582
99.94%
20.00%
20.10%
2/1/2005
2/1/2005
TX
649
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan. foreclosure. Clayton asked the servicer to charge off this loan. 11/11/2005 The borrower's Chapter 13 bankruptcy ended on 8/25/2005. According to Clayton's equity analysis there does not appear to be sufficient equity to pursue 10/7/2005 This loan is an early payment default. The borrower filed for Chapter 13 bankruptcy on 7/2/2005.
The borrower filed for Chapter 13 bankruptcy on 7/2/2005. 9/8/2005
6/8/2005 This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6321795 $98,000
$97,893
BPO
6/22/2005
$490,000
$352,500
20.00%
27.77%
2/1/2005
3/1/2005
TX
677
Default Reason: (Unknown)
12/7/2005 Based on a value decline of 28 percent and a delinquency status of over 180 days, Clayton asked the servicer to charge off this loan.
6321815 $20,000
$19,992
BPO
6/8/2005
$94,000
$72,500
21.27%
27.57%
3/1/2005
3/1/2005
SC
665
Default Reason: (Unknown)
12/7/2005 Based on a value decline of 23 percent and a delinquency status of over 180 days, Clayton asked the servicer to charge off this loan.
6321948 $27,800
$27,800
BPO
9/29/2005
$139,000
$74,900
20.00%
37.11%
2/1/2005
1/1/2005
MO
655
Default Reason: (Unknown)
12/7/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/14/2005 Clayton asked the servicer if this loan has been researched for fraudulent origination, to provide an update on this loan, and to consider charge off. 11/11/2005 This loan decreased in value by $25,000 or 18 percent since origination. Additionally, according to Clayton's research, this loan has a high fraud score rating. On
10/7/2005 This loan has been added to the Watchlist because it is a first payment default. This loan appears to have very little equity to pursue. 6/8/2005 This loan has been added to the Watchlist because it is a first payment default. Also, this loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties.
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date 1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
$392,000
138.97%
$97,893
99.89%
$74,000
129.64%
$19,992
99.95%
$111,200
185.58%
$27,800
100.00%
Delinquency
Status
3/1/2006 C369C99
Monitor
7/1/2006 C369999
Monitor
2/1/2006 6999999
Monitor
SASCO 2005-S2 Loan-Level Report Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6325717 $14,100
$14,088
BPO
6/13/2005
$70,500
$62,000
20.00%
22.72%
11/1/2004
1/1/2005
MI
679
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
will monitor the outcome of the bankruptcy and determine the appropriate steps to take thereafter. 11/11/2005 Clayton received an updated valuation showing a decrease in property value of $8,500, or 12 percent. The borrower filed Chapter 7 bankruptcy on 9/15/2005. We
10/13/2005 This loan is 210 days delinquent and does not have an updated valuation. We are researching this issue.
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
6326393 $52,400
$52,301
BPO
6/20/2005
$262,000
$268,000
20.00%
19.51%
10/1/2004
1/1/2005
VA
598
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
9/8/2005
11/11/2005 The borrower is still in Chapter 13 bankruptcy and no payments have been made. Clayton will monitor for the bankruptcy and determine the appropriate actions.
The borrower filed for Chapter 13 bankruptcy.
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
6326775 $84,000
$83,925
Appraisal
5/5/2005
$420,000
$435,000
20.00%
19.29%
12/1/2004
1/1/2005
IL
712
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/11/2005 This loan does not meet the threshold required for the servicer to pursue foreclosure, Clayton asked the servicer to consider charging off this loan.
10/7/2005 This loan is an early payment default. A notice of intent was sent on 6/13/2005.
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
8/1/2006 $49,350
102.31%
6999999
Monitor - BK
$14,088
99.91%
2/1/2006 $209,600
97.72%
6999999
Monitor - BK
$45,220
86.29%
12/1/2006 $336,000
96.53%
6999999
Monitor
$71,021
84.54%
SASCO 2005-S2 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2/1/2006 6326958 $231,600
118.12%
$57,900
$57,803
Appraisal
6/14/2005
6999999
Monitor
$289,500
$245,000
$57,803
99.83%
20.00%
23.59%
12/1/2004
1/1/2005
GA
632
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/11/2005 On 11/11/2005 Clayton asked the servicer to provide an update on this loan. The most recent valuation shows a decrease in value of $44,500 or 15 percent. Considering this valuation there appears to be insufficient equity for the junior lien and a charge off seems to be appropriate and Clayton asked the servicer to charge off this loan.
10/7/2005 This loan is an early payment default. We are monitoring for an updated BPO to be performed to evaluate the equity position.
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
12/1/2006 6327741 $73,600
195.73%
$18,400
$18,395
BPO
7/25/2005
3699FF9
Monitor
$92,000
$47,000
$18,395
99.97%
20.00%
39.13%
2/1/2005
2/1/2005
declines in property value.
MI
652
Default Reason: (Unknown)
12/7/2005 Based on our inquiry, the servicer removed this loan from foreclosure. Additionally, this property is located in Detroit, MI, which has been experiencing dramatic
11/11/2005 Clayton is awaiting a response as to why this loan is in foreclosure with a senior lien balance greater than the latest valuation.
by the servicer. We have inquired with the servicer regarding this issue. 10/3/2005 This loan was added to the Watchlist because the property securing it has declined in value by 52 percent since origination, and it is coded as being in foreclosure
SC 12/1/2004 Appraisal $75,000 20.00% $15,000 $14,991 $60,000 6/1/2006 6999999
6327878
116.26% $14,991 6/17/2005 Monitor $64,500 99.93% 23.24% 1/1/2005 603
Default Reason: (Unknown)
12/9/2005 Clayton is continuing to work with the master servicer regarding the representations and warranties violations associated with this loan.
11/28/2005 The servicer responded to our inquiry stating this loan was charged off.
Considering this valuation there appears to be insufficient equity for the junior lien and a charge off seems to be appropriate. 11/11/2005 On 11/11/2005 Clayton asked the servicer to provide an update on this loan. The most recent valuation shows a decrease in value of $13,500 or 17 percent.
10/7/2005 This loan is an early payment default. There appears to be very little equity to pursue, we are monitoring for a BPO to be completed.
This loan appears to have been 60 days delinquent as of the security cut-off date. We have inquired about this violating the deals representations and warranties. 6/8/2005
 Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Three

Prepayment Premium Analysis

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Reconciliation of Prepayment Premiums for SASCO 2005-S2
Mortgage Data Through: October 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

				Trustee Remittance Date
Class	    25-Nov-05  25-Oct-05  25-Sep-05  25-Aug-05  25-Jul-05  25-Jun-05
P Class	    $148,430   $125,786   $116,239   $111,041   $102,794    $68,459

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.

				Trustee Remittance Date
Servicer    25-Nov-05  25-Oct-05  25-Sep-05  25-Aug-05  25-Jul-05  25-Jun-05
Total	    $148,430   $125,786   $116,239   $111,041   $102,794    $68,459

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Amount remitted to P Class: 		$148,430

Amount remitted by Servicers:		$148,430

Difference:			      	   $0


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: October 31, 2005

Trustee Remittance Date:           25-Nov-05  25-Oct-05  25-Sep-05  25-Aug-05

Loans with Active Prepayment
Flags with Premiums                    60	  52         43         39
Remitted ( A )

Loans without Prepayment               12	   6         16          7
Flags with Premiums Remitted

Total Loans with Remitted              72	  58         59         46
Premiums ( B )

Loans with Active Prepayment           60         54         43         39
Flags ( C )

Loans without Prepayment Flags         12  	   6         16          7
with Premiums Remitted

Subtotal ( D )                         72	  60         59         46

Premiums Remitted for Loans with      100%	 96.30%     100%       100%
Active Prepayment Flags (A/C)

Total Loans with Premiums             100%	 96.67%     100%       100%
Remitted to the Subtotal (B/D )

Total Paid-Off Loans ( E )            273	  271        315        235

Total Loans with Premiums            26.37%	 21.40%     18.73%     19.57%
Remitted to the Total Paid-Off
Loans ( B/E )



Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: October 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					62

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 		1

Loans that Contained a Clause Allowing Prepayment Premiums to be 	0
Waived at the Time of Liquidation*

Loans that Liquidated from REO* 					0

Loans with Discrepancies between the Data File and the Note		0

Defaulted Liquidated Loans that Could Not Have Collected Premiums	1
because of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts*		0

Total Paid-Off Loans with Active Prepayment Flags (C) 			60

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected 			0
because of State Statutes

Paid-Off Loans with Active Prepayment Flags that did not have 		0
Premiums Remitted

* These categories are mutually exclusive.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S2
Mortgage Data Through: October 31, 2005

Loan    Delin-   Origi-   PPP  Expir-     Payoff   Payoff     PPP    St-  % of
Number  quency   nation   Flag ation      Balance  Date       Remit- ate  PPP to
        String   Date          Date                           ted         Payoff
6324623*C36FF90	11/23/2004 3   11/23/2007 $69,626  1/0/1900   $0      CA   0%
6320643**CCCCCC01/20/2005  0   1/20/2005  $69,566  10/18/2005 $2,711  CA   4%
6321692**CCCCCC012/6/2004  0   12/6/2004  $69,665  10/11/2005 $2,502  TX   4%
6325098**CCCCCC01/28/2005  0   1/28/2005  $52,372  10/3/2005  $2,355  CA   4%
6327072**CCCCCC011/9/2004  0   11/9/2004  $45,361  10/14/2005 $2,278  CA   5%
6322221**CCCCCC01/18/2005  0   1/18/2005  $48,603  10/7/2005  $1,991  CA   4%
6321170**CCCCCC012/28/2004 0   12/28/2004 $48,819  10/31/2005 $1,940  CA   4%
6321479**CCCCCC01/19/2005  0   1/19/2005  $40,278  10/4/2005  $1,650  FL   4%
6321862**CCCCCC012/1/2004  0   12/1/2004  $34,356  10/3/2005  $1,366  AZ   4%
6320808**CCCCCC01/24/2005  0   1/24/2005  $29,104  10/31/2005 $1,145  CO   4%
6321545**CCCCCC01/28/2005  0   1/28/2005  $21,686  10/19/2005 $897    FL   4%
6321811**CCCCCC01/25/2005  0   1/25/2005  $19,902  10/6/2005  $716    TX   4%
6321450**CCCCCC012/22/2004 0   12/22/2004 $23,678  10/12/2005 $237    GA   1%
6326658	CCCCCC0	10/21/2004 5   10/21/2009 $79,632  10/28/2005 $3,176  CA
4%
6326827	CCCCCC0	9/27/2004  5   9/27/2009  $29,813  10/24/2005 $1,071  FL
4%
6326650	CCCCCC0	9/15/2004  5   9/15/2009  $30,661  10/12/2005 $276    OH
1%
6326116	CCCCC30	8/25/2004  5   8/25/2009  $9,359   10/31/2005 $186    VA
2%
6326594	CCCCCC0	8/18/2004  5   8/18/2009  $83,989  10/31/2005 $3,349  CA
4%
6320584	CCCCCC0	1/27/2005  3   1/27/2008  $114,575 10/25/2005 $4,464  CA
4%
6327651	CCCCCC0	12/24/2004 3   12/24/2007 $66,744  10/24/2005 $2,668  CA
4%
6327503	CCCCCC0	12/23/2004 3   12/23/2007 $49,792  10/21/2005 $1,865  CA
4%
6327537	CCCCCC0	12/20/2004 3   12/20/2007 $48,258  10/5/2005  $1,856  NV
4%
6327557	CC36CC0	12/17/2004 3   12/17/2007 $77,553  10/4/2005  $3,100  CA
4%
6328196	CCCCCC0	12/17/2004 3   12/17/2007 $34,599  10/31/2005 $276    GA
1%
6328082	CCCCCC0	12/9/2004  3   12/9/2007  $19,925  10/19/2005 $796    FL
4%
6327240	CCCCCC0	12/8/2004  3   12/8/2007  $44,890  10/3/2005  $598    MD
1%
6327941	CCCCCC0	12/1/2004  3   12/1/2007  $42,964  10/21/2005 $859    VA
2%
6327498	CCCCCC0	11/22/2004 3   11/22/2007 $29,910  10/14/2005 $1,725  ID
6%
6327087	CCCCCC0	11/15/2004 3   11/15/2007 $34,107  10/5/2005  $2,043  AZ
6%
6327081	CCCCCC0	11/12/2004 3   11/12/2007 $26,080  10/6/2005  $1,245  AZ
5%
6326870	CCCCCC0	10/29/2004 3   10/29/2007 $77,168  10/5/2005  $1,770  CA
2%
6326246	CCCCCC0	10/21/2004 3   10/21/2007 $32,860  10/19/2005 $1,476  CT
4%
6326629	CCCCCC0	10/18/2004 3   10/18/2007 $42,696  10/17/2005 $1,921  AZ
4%
6326786	CCCCCC0	10/15/2004 3   10/15/2007 $52,913  10/18/2005 $2,114  CA
4%
6327004	CCCCCC0	10/8/2004  3   10/8/2007  $54,793  10/21/2005 $2,398  CA
4%
6326984	CCCCCC0	10/5/2004  3   10/5/2007  $42,142  10/27/2005 $843    VA
2%
6326184	CCCCCC0	9/9/2004   3   9/9/2007	  $32,832  10/14/2005 $1,477  FL
4%
6326687	CCCCCC0	8/31/2004  3   8/31/2007  $49,736  10/3/2005  $1,257  MA
3%
6326899	CCCCC30	8/31/2004  3   8/31/2007  $27,779  10/5/2005  $1,142  OR
4%
6326837	CCCCCC0	8/31/2004  3   8/31/2007  $17,521  10/20/2005 $697    CT
4%
6326265	CCCCC30	8/16/2004  3   8/16/2007  $22,914  10/11/2005 $1,031  FL
4%
6325583	CCCCCC0	8/12/2004  3   8/12/2007  $27,161  10/25/2005 $392    WI
1%
6326505	CCCCCC0	8/11/2004  3   8/11/2007  $36,176  10/3/2005  $1,444  FL
4%
6320576	CCCCCC0	1/28/2005  2   1/28/2007  $52,803  10/28/2005 $1,952  CA
4%
6325120	CCCCCC0	1/25/2005  2   1/25/2007  $107,523 10/6/2005  $4,406  CA
4%
6321077	CCCCCC0	1/6/2005   2   1/6/2007	  $71,153  10/7/2005  $2,773  CA
4%
6322084	CCCCCC0	12/21/2004 2   12/21/2006 $105,642 10/13/2005 $4,198  CA
4%
6327842	CCCCCC0	12/20/2004 2   12/20/2006 $34,325  10/21/2005 $1,372  FL
4%
6327634	CCCCCC0	12/17/2004 2   12/17/2006 $47,863  10/25/2005 $1,844  CA
4%
6327365	CCCCCC0	12/2/2004  2   12/2/2006  $58,386  10/18/2005 $2,331  CA
4%
6324625	CCCCCC0	11/29/2004 2   11/29/2006 $56,011  10/28/2005 $2,451  CA
4%
6327113	CCCCCC0	11/17/2004 2   11/17/2006 $53,690  10/27/2005 $2,633  NV
5%
6326516	CCCCCC0	10/29/2004 2   10/29/2006 $74,275  10/3/2005  $3,042  CA
4%
6326225	CCCCCC0	10/29/2004 2   10/29/2006 $38,133  10/4/2005  $2,614  CA
7%
6326005	CCCCCC0	10/28/2004 2   10/28/2006 $56,545  10/7/2005  $2,483  CA
4%
6326995	CCCCCC0	10/27/2004 2   10/27/2006 $67,150  10/20/2005 $3,459  CA
5%
6326242	CCCCCC0	10/20/2004 2   10/20/2006 $60,686  10/27/2005 $2,422  CA
4%
6325968	CCCCCC0	10/20/2004 2   10/20/2006 $42,298  10/27/2005 $1,903  DE
4%
6326926	CCCCCC0	10/4/2004  2   10/4/2006  $61,745  10/25/2005 $2,711  CA
4%
6326683	CCCCCC0	10/1/2004  2   10/1/2006  $94,704  10/6/2005  $3,400  CA
4%
6326300	CCCCCC0	9/30/2004  2   9/30/2006  $89,629  10/21/2005 $3,936  CA
4%
6326812	CCCCCC0	9/30/2004  2   9/30/2006  $64,001  10/27/2005 $2,172  CA
3%
6326876	CCCCC30	9/28/2004  2   9/28/2006  $43,791  10/27/2005 $1,838  CA
4%
6326011	CCCCCC0	9/14/2004  2   9/14/2006  $70,700  10/5/2005  $3,072  CA
4%
6326272	CCCCCC0	9/7/2004   2   9/7/2006	  $71,620  10/28/2005 $2,931  CA
4%
6326000	C36CCC0	9/1/2004   2   9/1/2006	  $29,769  10/12/2005 $1,304  OR
4%
6325927	CCCCCC0	8/30/2004  2   8/30/2006  $78,729  10/5/2005  $3,854  CA
5%
6325943	CCCCCC0	8/20/2004  2   8/20/2006  $58,870  10/18/2005 $2,349  CA
4%
6326067	CCCCCC0	8/19/2004  2   8/19/2006  $67,808  10/27/2005 $3,080  CO
5%
6326266	CCCCCC0	8/17/2004  2   8/17/2006  $35,077  10/17/2005 $1,139  MA
3%
6326580	C3CCC30	8/2/2004   2   8/2/2006	  $85,845  10/14/2005 $3,861  HI
4%
6326553	CCCCCC0	7/15/2004  2   7/15/2006  $59,750  10/12/2005 $2,805  CA
5%
6327534	CCCCCC0	12/31/2004 1   12/31/2005 $139,708 10/24/2005 $2,793  VA
2%

*No PPP collected because of acceleration of debt.
**PPP remitted, no flag.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Section Four

Loss Analysis
Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Historical Monthly Losses
Losses Through: October 31, 2005

Date		Loan Loss Amount	Loss Percentage

11/25/2005	$62,006.83		0.02%

10/25/2005	$61,561.40		0.02%

9/25/2005	$19,911.81		0.00%

8/25/2005	$0.00			0.00%

7/25/2005	$0.00			0.00%

6/25/2005	$0.00			0.00%

5/25/2005	$0.00			0.00%

Totals:		$143,480.04		0.04%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Loss Reconciliation Report
Trustee Remittance Date: November 25, 2005

Remittance Statement:

11/25/2005   $62,007

Summary:
	Loan-Level Losses: 	$62,007
	Subsequent Losses:	$0
	Subsequent Gains: 	$0

	Monthly Security Loss: 	$62,007
	Losses Remitted: 	$62,007

	Difference: 		$0

Loan-Level Loss Report

Loan Number 			Loss
6326960 			$42,109
6324623 			$19,898

Loan-Level Loss Report Total:	$62,007

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

Summary


SASCO 2005-S2 Loss Report Losses Through: October 31, 2005
November 25, 2005

Loan   St-  Orig.     Orig.   Orig.    Value   Months Advances  Loss   Severity
Number ate  Date      Amount  Appra-   Decline Deliq.
			      isal

6324623 CA 11/23/2004 $69,700 $348,500  20.51%   7      $0     $19,898  28.55%
6326960 TX 9/24/2004  $77,344 $386,722  3.43%    5     $3846   $42,109  54.44%

Servicer Total:       $147,044

Distribution Date
Total:		      $147,044 			       	       $62,007  42.17%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

October 25, 2005

Loan   St-  Orig.     Orig.   Orig.    Value   Months Advances  Loss   Severity
Number ate  Date      Amount  Appra-   Decline Deliq.
			      isal

6327567 CA 12/13/2004 $57,400 $287,000 4.52%     8     $4059   $61,561  107.25%

Servicer Total:       $57,400

Distribution Date
Total: 		      $204,444 				       $61,561   30.11%


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

September 25, 2005

Loan   St-  Orig.     Orig.   Orig.    Value   Months Advances  Loss   Severity
Number ate  Date      Amount  Appra-   Decline Deliq.
			      isal

6327425 UT 12/6/2004  $18,550 $103,000 -33.98%   8	$0     $19,912	107.34%

Servicer Total:       $18,550

Distribution Date
Total: 		      $222,994				       $19,912    8.93%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.


Section Five

Analytics

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: October 31, 2005

FICO	Delinquency	Percentage

510	Current		0
550	Current		0
570	Current		0
580	Current		0.012
580	Delinquent	0.022
580	Paid Off	0.014
590	Current		0.021
590	Delinquent	0.096
590	Paid Off	0.025
600	Current		0.028
600	Delinquent	0.074
600	Paid Off	0.024
610	Current		0.033
610	Delinquent	0.048
610	Paid Off	0.028
620	Current		0.038
620	Delinquent	0.074
620	Paid Off	0.039
630	Current		0.048
630	Delinquent	0.092
630	Paid Off	0.052
640	Current		0.051
640	Delinquent	0.074
640	Paid Off	0.055
650	Current		0.057
650	Delinquent	0.041
650	Paid Off	0.052
660	Current		0.063
660	Delinquent	0.081
660	Paid Off	0.068
670	Current		0.074
670	Delinquent	0.089
670	Paid Off	0.065
680	Current		0.088
680	Delinquent	0.07
680	Paid Off	0.083
690	Current		0.078
690	Delinquent	0.041
690	Paid Off	0.081
700	Current		0.069
700	Delinquent	0.048
700	Paid Off	0.081
710	Current		0.057
710	Delinquent	0.044
710	Paid Off	0.065
720	Current		0.055
720	Delinquent	0.026
720	Paid Off	0.04
730	Current		0.049
730	Delinquent	0.041
730	Paid Off	0.04
740	Current		0.044
740	Delinquent	0.004
740	Paid Off	0.044
750	Current		0.04
750	Paid Off	0.034
760	Current		0.031
760	Delinquent	0.015
760	Paid Off	0.034
770	Current		0.024
770	Delinquent	0.011
770	Paid Off	0.033
780	Current		0.018
780	Delinquent	0.004
780	Paid Off	0.022
790	Current		0.012
790	Delinquent	0.004
790	Paid Off	0.01
800	Current		0.007
800	Delinquent	0.004
800	Paid Off	0.008
810	Current		0.003
810	Paid Off	0.004
820	Current		0
820	Paid Off	0.001

Status		# of Loans	Average		Std. Deviation
Current		6,021		684		50.652
Delinquent	271		653		46.818
Paid Off	1,668		684		51.388
Total:		7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005

LTV	Delinquency	Percentage
0	Current		0.002
0	Paid Off	0.005
0.1	Current		0.153
0.1	Paid Off	0.222
0.1	Delinquent	0.096
0.2	Current		0.806
0.2	Paid Off	0.731
0.2	Delinquent	0.856
0.3	Paid Off	0.04
0.3	Delinquent	0.044
0.3	Current		0.038
0.4	Paid Off	0.002
0.4	Delinquent	0.004
0.4	Current		0.001
0.8	Current		0

Status		# of Loans	Average		Std. Deviation
Current		6,021		0.971		0.058
Delinquent	271		0.984		0.044
Paid Off	1,668		0.956		0.083
Total:		7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: October 31, 2005

Balance	Delinquency	Percentage
0	Current		0.001
10000	Current		0.054
10000	Delinquent	0.048
20000	Current		0.194
20000	Delinquent	0.155
30000	Current		0.196
30000	Delinquent	0.199
40000	Current		0.134
40000	Delinquent	0.129
50000	Current		0.1
50000	Delinquent	0.1
60000	Current		0.077
60000	Delinquent	0.085
70000	Current		0.066
70000	Delinquent	0.081
80000	Current		0.043
80000	Delinquent	0.044
90000	Current		0.041
90000	Delinquent	0.041
100000	Current		0.028
100000	Delinquent	0.033
110000	Current		0.018
110000	Delinquent	0.011
120000	Current		0.017
120000	Delinquent	0.018
130000	Current		0.009
130000	Delinquent	0.018
140000	Current		0.004
140000	Delinquent	0.004
150000	Current		0.006
150000	Delinquent	0.015
160000	Current		0.003
160000	Delinquent	0.007
170000	Current		0.002
180000	Current		0.001
180000	Delinquent	0.004
190000	Current		0.001
200000	Current		0.002
200000	Delinquent	0.004
210000	Current		0
220000	Current		0
230000	Current		0
240000	Current		0
240000	Delinquent	0.004
250000	Current		0
310000	Current		0
490000	Current		0

Status		# of Loans	Average		Std. Deviation
Current		6,021		48,795.98	33,086.78
Delinquent	271		53,161.46	36,265.08
Total:		6,292

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005

Mortgage 	Delinquency	Percentage
Term
0		Current		0
120		Current		0.001
120		Delinquent	0.004
180		Delinquent	0.841
180		Current		0.724
180		Paid Off	0.709
240		Paid Off	0.013
240		Current		0.013
240		Delinquent	0.03
360		Delinquent	0.125
360		Current		0.262
360		Paid Off	0.279

# of Loans	Other	120	180	240	360
7,960		1	7	5,771	107	2074

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics


Purpose			Number	Percentage
Cash-out refinance 	940	11.8%
Purchase		6,734	84.6%
Rate/term refinance 	278	3.5%
Home Improvement 	0	0.0%
Other			10	0.1%
Total			7,962	100%

Current Loans

Purpose			Number	Percentage
Cash-out refinance 	688	11.4%
Purchase		5,115	85.0%
Rate/term refinance 	213	3.5%
Home Improvement 	0	0.0%
Other			5	0.1%
Total			6,021	100%

Delinquent Loans

Purpose			Number	Percentage
Cash-out refinance 	36	13.3%
Purchase		224	82.7%
Rate/term refinance 	11	4.1%
Home Improvement 	0	0.0%
Other			0	0.0%
Total			271	100%

Paid Off Loans

Purpose			Number	Percentage
Cash-out refinance 	215	12.9%
Purchase		1,394	83.6%
Rate/term refinance 	54	3.2%
Home Improvement 	0	0.0%
Other			5	0.3%
Total			1,668	100%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005

Ownership Type	Delinquency	Percentage
Investment Home	Current		0.26
Investment Home	Delinquent	0.133
Investment Home	Paid Off	0.306
Primary Home	Current		0.706
Primary Home	Delinquent	0.86
Primary Home	Paid Off	0.656
Second Home	Current		0.033
Second Home	Delinquent	0.007
Second Home	Paid Off	0.038

Title		# of Loans
Investment Home	2,114
Primary Home	5,580
Second Home	266
Total:		7,960

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005

Date        Distribution Date	CPR	3-Month MA  6-Month MA  12-Month MA
10/31/2005     11/25/2005	43.60%	42.81%	    38.27%
9/30/2005      10/25/2005	41.58%	39.48%
8/31/2005      9/25/2005	43.24%	37.87%
7/31/2005      8/25/2005	33.15%	33.37%
6/30/2005      7/25/2005	36.79%
5/31/2005      6/25/2005	30.01%
4/30/2005      5/25/2005	17.30%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005

AsOfDate   30 Days	60 Days	    90 Days	Foreclosure	REO
4/30/2005  2277062.7	1075725.37  0		0		0
5/31/2005  4977216.24	1705975.92  809382.84	84263.83	0
6/30/2005  3986734.87	2760646.72  1645051.41	121013.83	0
7/31/2005  4851889.16	2245800.86  3100727.54	493559.83	0
8/31/2005  3728356.71	2950519.27  3363389.44	808124.32	0
9/30/2005  5169895.71	2397672.29  5135734.43	581549.18	0
10/31/2005 4691684.83	3004146.82  5514332.41	1196590.33	0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S2 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
4/30/2005	51	18	0	0		0
5/31/2005	92	39	15	2		0
6/30/2005	74	49	37	3		0
7/31/2005	94	38	61	9		0
8/31/2005	78	48	66	16		0
9/30/2005	101	46	98	11		0
10/31/2005	91	50	110	20		0

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.